UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

KKR Financial Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor
San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

415-315-3620

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

On May 2, 2011, KKR Financial Holdings LLC (the “Company”) issued an earnings release announcing its financial results for the first quarter ended March 31, 2011. A copy of the earnings release is attached as Exhibit 99.1.

The information contained in this current report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 8.01  Other Events.

On May 2, 2011, the Company announced that its board of directors declared a cash distribution of $0.16 per common share on April 27, 2011. The distribution is payable on May 27, 2011 to common shareholders of record as of the close of business on May 13, 2011.

The amount and timing of distributions to the Company’s common shareholders, including quarterly distributions or any special distributions, is determined by the Company’s board of directors and is based upon a review of various factors including current market conditions, existing restrictions under borrowing agreements, the amount of ordinary taxable income or loss earned by the Company and gains or losses recognized by the Company on the disposition of assets and its liquidity needs. For this purpose, the Company will generally determine gains or losses based upon the price it paid for those assets. However, because of the tax rules applicable to partnerships, the gains or losses recognized by a shareholder on the sale of the Company’s assets may be higher or lower depending upon the purchase price the shareholder paid for the Company’s shares. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 for further discussion on its distribution policy.

ITEM 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release regarding the financial results for the first quarter ended March 31, 2011.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report and the attached press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are based on information available to the Company as of the date of this current report and actual results may differ.  These forward-looking statements involve known and unknown risks, uncertainties and other factors beyond the Company’s control.  Any forward-looking statements speak only as of the date of this current report and the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on February 28, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed with the SEC on May 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Financial Holdings LLC
(Registrant)

Date: May 2, 2011		/s/ MICHAEL R. MCFERRAN
	By:	Michael R. McFerran
Chief Financial Officer
(Principal Financial and Accounting Officer)